Exhibit 10.17

AMENDMENT NO. 3

TO

TERM LOAN CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of September 28, 2018 (this “Amendment”) to the Term Loan Credit Agreement, dated as of November 30, 2016 (as amended by Amendment No. 1, dated as of March 17, 2017, Amendment No. 2, dated as of November 1, 2017, Incremental Amendment No. 1, dated as of December 22, 2018, and as further amended, supplemented or restated prior to the date hereof, the “Credit Agreement”), by and among Vertiv Group Corporation (formerly named Cortes NP Acquisition Corporation) (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent (the “Administrative Agent”) and the other persons party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, Section 13.12(g) of the Credit Agreement provides that the Credit Parties and the Administrative Agent may, without the consent of any Lender, amend any Credit Document to cure any obvious error or error or omission of a technical or immaterial nature in any Credit Document so long as the Required Lenders have not objected in writing to such Amendment within five (5) Business Days of receiving notice thereof;

WHEREAS, the Borrower has notified the Administrative Agent of the existence of certain intercompany loans owned by the Borrower on the Closing Date and inadvertently omitted from Schedule 10.04 to the Credit Agreement and Holdings, the Borrower and the Administrative Agent wish to amend Schedule 10.04 to the Credit Agreement to include such intercompany loans thereon;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. On the Amendment No. 3 Effective Date (as defined below), Schedule 10.04 to the Credit Agreement is, with retroactive effect as of the Closing Date, hereby amended by restating item 4 thereof in its entirety with the following:

“4.

a)	$2,450,580 Intercompany Indebtedness between Liebert Corporation (lender) and Emerson Network Power (Taiwan) Co. Limited (borrower).

b)	$806,858,879 Intercompany Indebtedness between the Borrower (lender) and Vertiv Holdings II Limited (borrower)

c)	$193,502,911 Intercompany Indebtedness between the Borrower (lender) and Vertiv Holdings Limited (borrower).”

Section 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 3 Effective Date, immediately after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Amended Credit Agreement are true and correct in all material respects on and as of Amendment No. 3 Effective Date, as though made on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 3 Effective Date”) that the following conditions have been satisfied or waived:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from Holdings, the Borrower and the Administrative Agent.

(ii) No Objection from Required Lenders. Lenders constituting the Required Lenders shall not have delivered written notice to the Administrative Agent of their objection to this Amendment prior to 5:30 p.m., New York City time on September 28, 2018; and

(iii) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 3 Effective Date certifying as to the accuracy of the representation and warranty set forth in Section 2 hereof.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law; Waiver of Jury Trial, Etc..

THE PROVISIONS OF SECTION 13.08 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document or be construed as a novation thereof. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Credit Document as amended hereby, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VERTIV GROUP CORPORATION, as Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President and Treasurer

VERTIV INTERMEDIATE HOLDING II CORPORATION, as a Guarantor

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President and Treasurer

[Signature Page to Vertiv Group Corporation Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

[Signature Page to Vertiv Group Corporation Amendment No. 3]